Employee Retirement Plan	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Retirement Benefits [Abstract]
Employee Retirement Plan
Employee Retirement Plan
We sponsor an employee retirement plan covering all of our full-time employees. The plan allows for eligible employees to defer a portion of their eligible compensation up to the maximum allowed by IRS Regulations. We may elect to make a voluntary contribution to the plan. We have not made contributions since inception.

6. Employee Retirement Plan

The Company sponsors an employee retirement plan covering all full- time employees of the Company. The plan allows for eligible employees to defer a portion of their eligible compensation up to the maximum allowed by IRS Regulations. The Company may elect to make a voluntary contribution to the plan. The Company did not make contributions for the years ended December 31, 2015, 2016 and 2017.